CONVERTIBLE PROMISSORY NOTE
                $1,850,000 PLUS INTEREST DUE & PAYABLE
                          DOCUMENT A-06282011

THIS NOTE AND THE SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS NOTE AND THE SHARES ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR APPLICABLE EXEMPTION OR SAFE HARBOR PROVISION.

FOR VALUE RECEIVED, on the Effective Date, as defined below on the signature page, Amerilithium Corp. as Obligor ("Borrower," or "Obligor"), hereby promises to pay to the Lender ("Lender" or "
Holder"), as defined below on the signature page, the Principal Sum, as defined below, along with the Interest Rate, as defined below, according to the terms herein.



The "Lender" shall be:         JMJ Financial / Its Principal, or Its
                               Assignees

The "Principal Sum" shall be:  $1,850,000 (one million eight hundred fifty thousand) US Dollars) Subject to
                               the following: accrued, unpaid interest
                               shall be added to the Principal Sum.

The "Original Issue Discount"
shall be:                      $150,000 (one hundred fifty thousand US
                               dollars)

The "Consideration" shall be:  $1,700,000 (one million seven hundred thousand US dollars) in the form of cash payment by wire or check as set forth in the attached funding schedule.

The "Interest Rate" shall be:  8% one-time interest charge on the
                               Principal Sum.  No interest or
                               principal payments are required until
                               the Maturity Date, but both principal
                               and interest may be included in
                               conversion prior to maturity date.

The "Conversion Price" shall
be the following price:        As applied to the Conversion Formula set
                               forth in 2.2, 80% (eighty percent) of
                               the lowest trade price in the 25 trading days previous to the conversion; as applies to Amerilithium Corp. voting common stock.

The "Maturity Date" is the
date upon which the Principal
Sum of this Note, as well as
any unpaid interest shall be
due and payable, and that date
shall be:                      June 28, 2014

Registration Rights shall be:  Registration of the common shares underlying this note which this note is
                               convertible into is mandatory, as set
                               forth in the corresponding Registration
                               Rights Agreement.


The "Prepayment Terms" shall
be:                            Prepayment is not permitted.


                 ARTICLE 1 PAYMENT-RELATED PROVISIONS

         1.1 Interest Rate. Subject to the Holder's right to convert, interest payable on this Note will accrue interest at the Interest Rate and shall be applied to the Principal Sum.

         1.2 Payable on Demand. In the event of any default, this Note is irrevocably payable on demand at the Holder's election.


                    ARTICLE 2 CONVERSION RIGHTS

	The Holder will have the right to convert the Principal Sum and accrued interest under this Note into Shares of the Borrower's Common Stock as set forth below.

	2.1 Conversion Rights and Cashless Exercise. Subject to the terms set forth in Section 2.7, the Holder will have the right at its election from and after the Effective Date, and then at any time, to convert all or part of the outstanding and unpaid Principal Sum and accrued interest into shares of fully paid and nonassessable shares of common stock of Amerilithium Corp.(as such stock exists on the date of issuance of this Note, or any shares of capital stock of Amerilithium Corp. into which such stock is hereafter changed or reclassified, the "Common Stock") as per the Conversion Formula set forth in Section 2.2. Any such conversion shall be cashless, and shall not require further payment from Holder. Unless otherwise agreed in writing by both the Borrower and the Holder, at no time will the Holder convert any amount of the Note into common stock that would result in the Holder owning more than 4.99% of the common stock outstanding of Amerilithium Corp. Shares from any such conversion will be delivered to Holder by 2:30pm
EST within 2 (two) business days of conversion notice delivery (see
3.1) by "DWAC/FAST" electronic transfer (see "Share Delivery" attachment).

         2.2. Conversion Formula. The number of shares issued through conversion is the conversion amount divided by the conversion price, as illustrated below. The Holder and the Borrower shall maintain records showing the principal amount(s) converted and the date of such conversion(s). The Borrower may deliver an objection to any Notice of Conversion within 24 (twenty-four) hours of delivery of such Notice of Conversion and the Borrower shall have been thereafter deemed to have confirmed and ratified such Notice of Conversion and waive any objection thereto. The Company acknowledges and agrees that, absent a duly delivered objection notice as required above, the Holder shall materially rely on the confirmation and ratification of the conversion price and, notwithstanding subsequent information to the contrary that such computation was made in error, such deemed conversion price shall thereafter be the conversion price for purposes of such conversion.

         # Shares = Conversion Amount
                    -----------------
         	     Conversion Price

2.3. This section 2.3 intentionally left blank.

         2.4. This section 2.4 intentionally left blank.

         2.5 Reservation of Shares. As of the issuance date of this Note and for the remaining period during which the conversion right exists, the Borrower will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the full conversion of this Note. The Borrower represents that upon issuance, such shares will be duly and validly issued, fully paid and non-assessable. The Borrower agrees that its issuance of this Note constitutes full authority to its officers, agents and transfer agents who are charged with the duty of executing and issuing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the conversion of this Note.

         2.6. Delivery of Conversion Shares. Shares from any such conversion will be delivered to Holder by 2:30pm EST within 2 (two) business days of conversion notice delivery (see 3.1) by "DWAC/FAST" electronic transfer (see "Share Delivery" attachment). If those shares are not delivered in accordance with this timeframe stated in this
Section 2.6, at any time for any reason prior to offering those shares for sale in a private transaction or in the public market through its broker, Holder may rescind that particular conversion to have the conversion amount returned to the note balance with the conversion shares returned to the Borrower. The Company will make its best efforts to deliver shares to Holder same day / next day.

2.6.1. Conversion Delay Penalties. Holder may assess penalties or liquidated damages (both referred to herein as "penalties") as follows.

2.6.1.A. For each conversion, Borrower agrees to deliver share issuance instructions to its transfer agent same day or next day. In the event that the share issuance instructions are not delivered to the Borrower's transfer agent by the next day, a penalty of $2,000 per day will be assessed for each day until share issuance instructions are delivered to the transfer agent ($2,000 per day inclusive of the day of the conversion); and such penalty will be added to the principal balance of the Note (under Holder and Borrower's expectation that any penalty amounts will tack back to the original date of the note).

2.6.1.B. For each conversion, in the event that shares are not delivered by the third business day (inclusive of the day of the conversion), a penalty of $2,000 per day will be assessed for each day after the third business day
(inclusive of the day of the conversion) until share delivery is made; and such penalty will be added to the principal balance of the Note (under Holder and Borrower's expectation that any penalty amounts will tack back to the original date of the note). Borrower will not be subjected to any penalties once its transfer agent processes the shares to the DWAC system.

2.7. This section 2.7 intentionally left blank.


                      ARTICLE 3 MISCELLANEOUS

	3.1. Notices. Any notice required or permitted hereunder must be in writing and either personally served, sent by facsimile or email transmission, or sent by overnight courier. Notices will be deemed effectively delivered at the time of transmission if by facsimile or email, and if by overnight courier the business day after such notice is deposited with the courier service for delivery.

	3.2. Amendment Provision. The term "Note" and all reference thereto, as used throughout this instrument, means this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

	3.3. Assignability. This Note will be binding upon the Borrower and its successors and permitted assigns, and will inure to the benefit of the Holder and its successors and permitted assigns, and may be assigned by the Holder.

         3.4. Governing Law. This Note will be governed by, and construed and enforced in accordance, with the laws of the State of Florida, without regard to the conflict of laws principles thereof. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of Florida or in the federal courts located in Miami-Dade
County, in the State of Florida. Both parties and the individuals signing this Agreement agree to submit to the jurisdiction of such courts.

         3.5. Delivery of Process By Holder To Borrower. In the event of any action or proceeding by Holder against Borrower, and only by Holder against Borrower, service of copies of summons and/or complaint and/or any other process which may be served in any such action or proceeding may be made by Holder via U.S. Mail, overnight delivery service such as FedEx or UPS, email, fax, or process server, or by mailing or otherwise delivering a copy of such process to the Borrower at its last known address or to its last known attorney as set forth in its most recent
SEC filing.

	3.6. Maximum Payments. Nothing contained herein may be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum will be credited against amounts owed by the Borrower to the Holder and thus refunded to the Borrower.

         3.7. Attorney Fees. In the event any attorney is employed by either party to this Note with regard to any legal or equitable action, arbitration or other proceeding brought by such party for the enforcement of this Note or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Note, the prevailing party in such proceeding will be entitled to recover from the other party reasonable attorneys' fees and other costs and expenses incurred, in addition to any other relief to which the prevailing party may be entitled.

         3.8. No Public Announcement. Except as required by securities law, no public announcement may be made regarding this Note, payments, or conversions without written permission by both Borrower and Holder.

         3.9. Opinion of Counsel. In the event that an opinion of counsel is needed for any matter related to this Note, Holder has the right to have any such opinion provided by its counsel. Holder also has the right to have any such opinion provided by Borrower's counsel.

         3.10. Director's Resolution. Once effective, Borrower will execute and deliver to Holder a copy of a Board of Director's resolution resolving that this note is validly issued, paid, and effective.

         3.11. No Shorting. Holder agrees that so long as any Notes from Borrower to Holder remain outstanding, Holder will not enter into or effect any "short sales" of the common stock or hedging transaction which establishes a net short position with respect to the common stock of Amerilithium Corp. Borrower acknowledges and agrees that upon submission of conversion notice as set forth in Section 3.1 (up to the amount of cash paid in under the Notes), Holder immediately owns the common shares described in the conversion notice and any sale of those shares issuable under such conversion notice would not be considered short sales.

         3.12. Effective Date. This Note will become effective only upon occurrence of the two following events: execution by both parties, and delivery of the first valid payment by the Lender.

Agreed, this 28th day of June, 2011.


BORROWER[S]:


/s/Matthew Worrall
-----------------------------
Matthew Worrall
President & CEO
Amerilithium Corp.

LENDER/HOLDER:


-----------------------------
JMJ Financial / Its Principal

                          FUNDING SCHEDULE

     - $370,000 paid to Borrower within 3 business days of execution and closing of this agreement, and $60,000 paid to Borrower's counsel (Thomas Rose, Esq., of Sichenzia Ross Friedman Ference LLP).

     - $70,000 paid to Borrower within 10 business days of filing of an S-1 registration statement, and that registration statement must be filed no later than 21 days from the date of this agreement.

     - $400,000 paid to Borrower within 10 business days of notice of effective registration statement, and that registration statement must be effective no later than 120 days from the date of this agreement.

     - $200,000 paid to Borrower within 120 business days of notice of effective registration statement.

     - $300,000 paid to Borrower within 150 business days of notice of effective registration statement.

     - $300,000 paid to Borrower within 180 business days of notice of effective registration statement.

Conditions to Funding Each Payment:
The funding of each payment is subject to the following conditions, such that if the Borrower does not meet the conditions set forth below, Holder may elect not to make payment. However, Holder may elect to make any payment at any time even if the Borrower is not eligible for payment according to these conditions. In the event that the Holder elects not to make any payment as set forth above, Borrower's principal amount will be limited to the amounts paid in, plus any applicable original issue discount, interest, penalties/liquidated damages, or fees.

     - At the time of each payment interval, the Conversion Price calculation on Borrower's common stock must yield a Conversion Price equal to or greater than $0.1665 per share (based on the Conversion Price calculation, regardless of whether a conversion is actually completed or not).

     - At the time of each payment interval, there must be an adequate number of shares remaining in the registration statement to cover any unconverted amounts previously paid in, as well as the payment being contemplated (based on the current Conversion Price calculation, among other factors).

     - At the time of each payment interval, the total dollar trading volume of Borrower's common stock for the previous 23 trading days must be equal to or greater than $1,000,000 (one million). The total dollar volume will be calculated by removing the three highest dollar volume days and summing the dollar volume for the remaining 20 trading days. Holder agrees to waive this condition on and only on the first ($430,000) and second ($70,000) payments as set forth above.

     - At the time of each payment interval, there shall not exist an event of default as described within any of the agreements between Borrower and Holder.

                       REGISTRATION RIGHTS AGREEMENT


Amerilithium Corp. (the "Company" or "Borrower"), agrees to provide JMJ Financial (the "Holder" or "Investor") the following registration rights with respect to Convertible Promissory Note Document A-06282011 (the "Note").

     1. Inducement to Enter Into Transactions. To induce JMJ Financial to enter into and fund the Note, the Borrower has agreed to provide registration rights for common shares underlying that note. The
Borrower agrees and acknowledges that registration rights are a material inducement for the Holder to enter into this transaction, and that the Holder would not have entered into the transaction if registration of the underlying shares was not provided.

     2. Mandatory Registration. No later than 21 days from the date of this agreement (the "Registration Date"), the Borrower agrees to file an S-1 Registration Statement with the SEC at its own expense to register 15,000,000 shares of common stock underlying the note, as set forth below. The Borrower will thereafter use its best efforts to cause such Registration Statement to become effective as soon as possible after such filing but in no event later than one hundred and twenty (120) days from the date of this agreement. Failure to file the Registration Statement within 21 days of the date of this agreement will result in a penalty/liquidated damages of $50,000. Failure to have the Registration Statement declared effective within 120 days from the date of this agreement will result in a penalty/liquidated damages of $75,000. Any such penalties/liquidated damages will be added to the balance of the Note (under Holder and Borrower's expectation that those penalties/liquidated damages will tack back to the date of the Note for purposes of Rule 144).

     Convertible Promissory Note A-06282011 - 15,000,000 shares

     Total Note - $1,850,000 plus fees and interest

     Total Shares to Be Registered - 15,000,000


     3. Correspondence and Information. Within two days of distribution or receipt of any information or correspondence between the Borrower and the SEC, the Borrower shall furnish to Holder copies of all correspondence as related to the registration statement.

     4. Assignment of Registration Rights.  The rights under this
Agreement shall be automatically assignable by the Holder to any transferee of all or any portion of the note or underlying registered shares.

     5. No Filing of Other Registration Statements and No Piggy-back Registrations. Unless otherwise approved by Holder in Writing, the Borrower shall not file any other registration statements (except for S-8 registration) until the registration statement described herein is declared effective by the SEC; and the Borrower will not include in this registration statement any securities other than those described herein.

     6. Governing Law. This Note will be governed by, and construed and enforced in accordance, with the laws of the State of Florida, without regard to the conflict of laws principles thereof. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of Florida or in the federal courts located in Miami-Dade County, in the State of Florida. Both parties and the individuals signing this Agreement agree to submit to the jurisdiction of such courts.

Agreed, this 28th day of June, 2011.


BORROWER[S]:

     /s/Matthew Worrall
     ----------------------------
     Matthew Worrall
     President & CEO
     Amerilithium Corp.


LENDER/HOLDER:

By:  /s/Justin Keener
     -----------------------------
     Justin Keener
     JMJ Financial / Its Principal